                                                                  EXHIBIT 24.1


                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:  February 19, 1997                  /s/ J.G. Breen
       ----------------------             ------------------------------------
                                          J. G. Breen
                                          Chairman and Chief Executive Officer,
                                          Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Post-Effective Amendment to Registration Statement No. 333-25669 on Form S-8 relating to the deregistration of shares of the Company's Common Stock, $1.00 par value per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Post-Effective Amendment and any and all other post-effective amendments, and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.



Date:  December 9, 2002                   /s/ C.M. Connor
       ----------------------             ------------------------------------
                                          C.M. Connor
                                          Chairman and Chief Executive Officer,
                                          Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Post-Effective Amendment to Registration Statement No. 333-25669 on Form S-8 relating to the deregistration of shares of the Company's Common Stock, $1.00 par value per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Post-Effective Amendment and any and all other post-effective amendments, and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.



Date:  December 6, 2002                   /s/ J.M. Scaminace
       ----------------------             ------------------------------------
                                          J.M. Scaminace
                                          President and Chief Operating Officer,
                                          Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Post-Effective Amendment to Registration Statement No. 333-25669 on Form S-8 relating to the deregistration of shares of the Company's Common Stock, $1.00 par value per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Post-Effective Amendment and any and all other post-effective amendments, and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.



Date:  December 3, 2002                   /s/ S.P. Hennessy
       ----------------------             ------------------------------------
                                          S.P. Hennessy
                                          Senior Vice President - Finance
                                          and Chief Financial Officer

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:  February 19, 1997                   /s/ J.L. Ault
       ----------------------             ------------------------------------
                                          J. L. Ault
                                          Vice President - Corporate Controller

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:  February 21, 1997                  /s/ D.E. Collins
       ----------------------             ------------------------------------
                                          D. E. Collins
                                          Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:  February 19, 1997                  /s/ D.E. Evans
       ----------------------             ------------------------------------
                                          D. E. Evans
                                          Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:  February 19, 1997                  /s/ R.W. Mahoney
       ----------------------             ------------------------------------
                                          R. W. Mahoney
                                          Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:  February 19, 1997                  /s/ A.M. Mixon, III
       ----------------------             ------------------------------------
                                          A. M. Mixon, III
                                          Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:  February 19, 1997                  /s/ Curtis E. Moll
       ----------------------             ------------------------------------
                                          C. E. Moll
                                          Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 for its Common Stock, par value $1.00 per share, in connection with The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.



Date:  February 19, 1997                  /s/ R.K. Smucker
       ----------------------             ------------------------------------
                                          R. K. Smucker
                                          Director